UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2014

BAZAARVOICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35433	20-2908277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 N. Capital of Texas Highway, Suite 300

Austin, Texas 78746-3211

(Address of principal executive offices, including zip code)

(512) 551-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Bazaarvoice, Inc. is filing this Form 8-K/A (this “Amendment”) to replace Exhibit 99.1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2014 (the “Original Form 8-K”). The Notice of Proposed Settlement, Final Hearing on Proposed Settlement, and Motion for Attorneys’ Fees and Expenses (the “Notice”) that was attached as Exhibit 99.1 to the Original Form 8-K did not include Exhibit A thereto. The corrected Notice, including Exhibit A thereto, is attached as Exhibit 99.1 to this Amendment. No other changes are made to the Original Form 8-K..

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Notice of Proposed Settlement, Final Hearing on Proposed Settlement, and Motion for Attorneys’ Fees and Expenses

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAZAARVOICE, INC.

By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale
Chief Legal Officer, General Counsel and Secretary

Date: September 30, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice of Proposed Settlement, Final Hearing on Proposed Settlement, and Motion for Attorneys’ Fees and Expenses